Exhibit 10.4

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT (this “Guaranty”) is made as of April 30, 2019 (the “Effective Date”), by Rodin Global Property Trust, Inc., a Maryland corporation, having an address at 110 East 59th Street, New York, New York 10022 (“Guarantor”) in favor of Wells Fargo Bank, National Association, as Trustee for the Registered Holders of Morgan Stanley Capital I Trust 2018-L1, Commercial Mortgage Pass-Through Certificates, Series 2018-L1, having an address at c/o Berkeley Point Capital LLC d/b/a Newmark Knight Frank, 7700 Wisconsin Avenue, Suite 1100, Bethesda, Maryland 20814, Attention:  Asset Management (together with its successors and assigns, “Lender”).

RECITALS

The following recitals are a material part of this Guaranty:

A.Lender made a loan in the principal sum of $26,550,000.00 (the “Loan”) to 3075 Loyalty Circle Owner, LLC, a Delaware limited liability company (“Borrower”), on July 31, 2018. The Loan is evidenced by that certain Loan Agreement, dated as of July 31, 2018 (as it may hereafter be modified, supplemented, extended, or renewed and in effect from time to time, the “Loan Agreement”), by and between Borrower and Cantor Commercial Real Estate Lending, L.P., a Delaware limited partnership (“Original Lender”), as predecessor-in-interest to Lender, and that certain Promissory Note, dated as of July 31, 2018 (as it may hereafter be modified, supplemented, extended, or renewed and in effect from time to time, the “Note”), in the principal amount of the Loan from Borrower to Original Lender and is secured in part by that certain Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of July 31, 2018 (as it may hereafter be modified, supplemented, extended, or renewed and in effect from time to time, the “Security Instrument”), encumbering Borrower’s interest in certain property which is described on EXHIBIT A attached hereto (the real estate, together with all improvements thereon and personal property associated therewith, is hereinafter collectively called the “Property”). The Loan Agreement, Note, Security Instrument, and all other documents and instruments existing now or after the date hereof that evidence, secure or otherwise relate to the Loan, including this Guaranty, any assignments of leases and rents, other assignments, security agreements, financing statements, other guaranties, indemnity agreements (including environmental indemnity agreements), letters of credit, or escrow/holdback or similar agreements or arrangements, together with all amendments, modifications, substitutions or replacements thereof, are sometimes herein collectively referred to as the “Loan Documents” or individually as a “Loan Document.” The Loan Documents are hereby incorporated by this reference as if fully set forth in this Guaranty.

B.Guarantor is executing and delivering this Guaranty as of the Effective Date as a replacement guarantor in accordance with Section 5.2.10(b) of the Loan Agreement, and Guarantor is assuming all of the liabilities and obligations under this Guaranty which are first arising on or after the Effective Date.

C.Guarantor has a significant financial interest in Lender’s continuance of the Loan to Borrower, and will realize significant financial benefit from the Loan.

D.Lender has required that Guarantor guaranty to Lender the payment of the Liabilities (as such term is defined in Section 2.1 hereof).

E.Lender is unwilling to continue to make the Loan to Borrower absent this Guaranty.

AGREEMENT

In consideration of Lender’s agreement to make the Loan to Borrower and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, Guarantor hereby states and agrees as follows:

1.Request to Make Loan. Guarantor hereby requests that Lender continue to make the Loan to Borrower and that Lender extend credit and give financial accommodations to Borrower, as Borrower may desire and as Lender may grant, from time to time, whether to the Borrower alone or to the Borrower and others, and specifically to continue to make the Loan described in the Loan Documents.

2.Guaranty of Liabilities.

2.1Guarantor hereby absolutely and unconditionally guarantees full and punctual payment and performance when due of the following (collectively, the “Liabilities”):

(a)all amounts that shall become due and owing to Lender at any time by virtue of or arising out of any of the acts, omissions, circumstances or conditions included in any of the Nonrecourse Carve-Outs (as hereinafter defined), including all renewals or extensions of any amount owing or obligation under the Nonrecourse Carve-Outs, all liability under the Nonrecourse Carve-Outs whether arising under the original Loan or any extension, modification, future advance, increase, amendment or modification thereof, interest due on amounts owing under the Nonrecourse Carve-Outs at the Default Rate specified in the Note, all expenses, including attorneys’ fees, incurred by Lender in connection with the enforcement of any of Lender’s rights under this Guaranty and all Administration and Enforcement Expenses (as hereinafter defined), to the extent the same relate to amounts or obligations owing under the Nonrecourse Carve-Outs (the foregoing are sometimes hereinafter collectively referred to as the “Nonrecourse Carve-Out Liabilities”). As used herein, the term “Nonrecourse Carve Outs” means any loss, damage, cost, expense or liability incurred by Lender (including reasonable attorneys’ fees and court costs), but excluding consequential, special, punitive and exemplary damages, arising out of or in connection with any of the following:

(i)fraud or intentional misrepresentation by Borrower, Guarantor or any Affiliate of the foregoing in connection with the Loan;

(ii)any material amendment, modification or termination by Borrower of any of the REA, TIF Agreement and/or CRA Agreement, without Lender’s prior written consent, such consent not to be unreasonably withheld; or

(iii)Intentionally omitted.

(b)(i) all payments due under the Note, including the repayment of all additional advances of any kind that may be made by Lender to Borrower, whether at stated maturity, by acceleration or otherwise, (ii) any and all renewals or extensions of any such item of indebtedness or obligation or any part thereof; (iii) all obligations and indebtedness of any kind or nature arising under any of the Loan Documents; (iv) any future advances that may be made by Lender related to the Loan or the Property, whether made to protect the security or otherwise, and whether or not evidenced by additional promissory notes or other evidences of indebtedness; (v) all interest due on all of the same; (vi) all expenses, including attorney’s fees, incurred by Lender in connection with the enforcement of Lender’s rights under this Guaranty and all Administration and Enforcement Expenses in each case if and only if (A) (i) Borrower or any Principal files a voluntary petition under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law; (ii) there is the filing of an involuntary petition against Borrower or any Principal (other than by Lender or an Affiliate of Lender) under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law in which Borrower or any Principal or Guarantor colludes with, or otherwise assists such Person, or solicits or causes to be solicited petitioning creditors for any involuntary petition against Borrower or any Principal from any Person; (iii) Borrower or any Principal files an answer consenting to or joining in any involuntary petition filed against it by any other Person under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law, other than at the request of Lender; (iv) Borrower or any Principal consents to or joins in an application for the appointment of a custodian, receiver, trustee, or examiner for Borrower or any Principal or any portion of the Property, other than at the request of Lender; (v) Borrower or any Principal makes an assignment for the benefit of creditors, or admits in writing in any insolvency or bankruptcy proceeding, its insolvency or inability to pay its debts as they become due, other than at the request of Lender (unless failure to make such admission would be a violation of law, or in the context of required financial reporting or settlement discussions with Lender); (B) [intentionally omitted]; (C) [intentionally omitted]; (D) if Borrower or any Principal fails to obtain Lender’s prior written consent (to extent such consent is required) to the granting of any (X) (a) voluntary mortgage, deed of trust, or security interest, on, or (b) assignment or pledge of, Borrower’s interest in all or any portion of the Property, or (Y) pledge of any direct and/or indirect controlling ownership or beneficial interest in Borrower, Guarantor or the Property, except in each case, to the extent expressly permitted by the Loan Documents; or (E) Borrower fails to obtain Lender’s prior written consent (to the extent such consent is required) to Borrower’s voluntary conveyance of its fee title to all or any portion of the real property comprising part of the Property, or any conveyance by Sponsor or any Affiliate of its direct or indirect interest in Borrower, in each case, in violation of the terms of the Loan Agreement.

(c)Notwithstanding anything to the contrary in the Loan Agreement, this Guaranty or any of the other Loan Documents, Guarantor shall have no liability under clauses (b)(D) or (E) full springing recourse provisions of this Section 2.1, where the circumstance, event or condition that could otherwise give rise to liability thereunder, is directly and to the extent attributable to one or more of the following: (i) insufficient Rents from the Property; (ii) Borrower’s lack of access to revenue from the Property as a result of Lender’s exercise of its remedies with respect to Property cash flow, or otherwise with respect to collateral securing the Loan; (iii) the insolvency of Borrower or negative cash flow from the Property and/or the actual or constructive admission of the same by any means in any context; (iv) the payment of Borrower’s debts and obligations as they become due and payable from equity contributions; (v) failure to pay the Loan or other obligations of Borrower to Lender, as a result of (i) or (ii) or (iii) above of this Section 2.1(c); or (vi) an Event of Default resulting from Transfer undertaken by Borrower or any other Person which, but for the provision of any required notice or documentation to Lender, the Rating Agencies or other Person as required hereby, would be permitted under the Loan Agreement, provided such notice or documentation is subsequently provided to Lender within five (5) Business Days after notice by Lender to Borrower (provided further that Borrower shall be required to reimburse Lender any actual, out-of-pocket expenses incurred in connection with such Transfer).

(d)Notwithstanding anything to the contrary contained herein, in the Loan Agreement, in any of the other Loan Documents, or in any other instruments, certificates, documents or agreements executed in connection with the Loan (collectively, the “Relevant Documents”), no recourse under or upon any obligation, representation, warranty, promise or other matter whatsoever shall be had against any of the direct or indirect constituent members, partners, shareholders, trustees, other beneficial interest holders, or affiliates of Borrower, Principal, Guarantor, Sponsor or any other direct or indirect partners, shareholders, members, trustees, other beneficial interest holders, officers, directors, employees, agents and representatives of such Persons (collectively, the “Non-Recourse Parties”), and Lender expressly waives and releases, on behalf of itself and its successors and assigns, all right to assert any liability whatsoever under or with respect to the Relevant Documents against, or to satisfy any claim or obligation arising thereunder against, any of such Non-Recourse Parties or out of any of their assets, provided, however, the foregoing shall not apply to the obligations of Guarantor (or any successor guarantor) under the Loan Documents to which it is a party.

(e)Nothing herein shall be deemed to constitute a waiver by Lender of any right Lender may have under Sections 506(a), 506(b), 1111(b) or any other provision of the Bankruptcy Code to file a claim for the full amount of the Debt or to require that all collateral shall continue to secure all of the Debt.

2.2Upon the request of Lender, Guarantor shall immediately pay or perform the Liabilities when they or any of them become due or are to be paid or performed under the term of any of the Loan Documents. Any amounts received by Lender from any sources and applied by Lender towards the payment of the Liabilities shall be applied in such order of application as Lender may from time to time elect. All Liabilities shall conclusively be presumed to have been created, extended, contracted, or incurred by Lender in reliance upon this Guaranty and all dealings between Borrower and Lender shall likewise be presumed to be in reliance upon this Guaranty.

2.3The provisions of Sections 9.3(e) of the Loan Agreement are incorporated by reference herein.

2.4 For the purpose of this Guaranty, “Administration and Enforcement Expenses” shall mean all fees and expenses incurred at any time or from time to time by Lender, including legal (whether for the purpose of advice (except for advice obtained by Lender from its legal counsel that does not concern any request made by Borrower or any potential or actual Event of Default), negotiation, documentation, defense, enforcement or otherwise), accounting, financial advisory, auditing, rating agency, appraisal, valuation, title or title insurance, engineering, environmental, collection agency, or other expert or consulting or similar services, in connection with: (a) the origination of the Loan, including the negotiation and preparation of the Loan Documents and any amendments or modifications of the Loan or the Loan Documents, whether or not consummated; (b) the administration, servicing or enforcement of the Loan or the Loan Documents, including any request for interpretation or modification of the Loan Documents or any matter related to the Loan or the servicing thereof (which shall include the consideration of any requests for consents, waivers, modifications, approvals, lease reviews or similar matters and any proposed transfer of the Property or any interest therein), (c) any litigation, contest, dispute, suit, arbitration, mediation, proceeding or action (whether instituted by or against Lender, including actions brought by or on behalf of Borrower or Borrower’s bankruptcy estate or any indemnitor or guarantor of the Loan or any other person) in any way relating to the Loan or the Loan Documents including in connection with any bankruptcy, reorganization, insolvency, or receivership proceeding; (d) any attempt to enforce any rights of Lender against Borrower or any other person that may be obligated to Lender by virtue of any Loan Document or otherwise whether or not litigation is commenced in pursuance of such rights; and (e) protection, enforcement against, or liquidation of the Property or any other collateral for the Loan, including any attempt to inspect, verify, preserve, restore, collect, sell, liquidate or otherwise dispose of or realize upon the Loan, the Property or any other collateral for the Loan. Provided no Event of Default has occurred, fees and expenses related solely to origination and administration of the Loan shall be limited to reasonable fees and expenses, but charges of rating agencies, governmental entities or other third parties that are outside of the control of Lender shall not be subject to the reasonableness standard.

3.Additional Advances, Renewals, Extensions and Releases. Guarantor hereby agrees and consents that, without notice to or further consent by Guarantor, Lender may make additional advances with respect to the Loan or the Property, and the obligations of Borrower or any other party in connection with the Loan may be renewed, extended, modified, accelerated or released by Lender as Lender may deem advisable, and any collateral the Lender may hold or in which the Lender may have an interest may be exchanged, sold, released or surrendered by it, as it may deem advisable, without impairing or affecting the obligations of Guarantor hereunder in any way whatsoever.

4.Waivers.

4.1Guarantor hereby waives each of the following except as may be expressly prohibited by applicable law: (a) any and all notice of the acceptance of this Guaranty or of the creation, renewal or accrual of any Liabilities or the Debt, present or future (including any additional advances made by Lender under the Loan Documents); (b) the reliance of Lender upon this Guaranty; (c) notice of the existence or creation of any Loan Document or of any of the Liabilities or the Debt; (d) protest, presentment, demand for payment, notice of default or nonpayment, notice of dishonor to or upon Guarantor, Borrower or any other party liable for any of the Liabilities or the Debt; (e) any and all other notices or formalities to which Guarantor may otherwise be entitled, including notice of Lender’s granting the Borrower any indulgences or extensions of time on the payment of any Liabilities or the Debt; and (f) promptness in making any claim or demand hereunder.

4.2No delay or failure on the part of Lender in the exercise of any right or remedy against either Borrower or Guarantor shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy herein shall preclude other or further exercise thereof or of any other right or remedy whether contained herein or in the Note or any of the other Loan Documents. No action of Lender permitted hereunder shall in any way impair or affect this Guaranty.

4.3Guarantor acknowledges and agrees that Guarantor shall be and remain absolutely and unconditionally liable for the full amount of all Liabilities notwithstanding any of the following, and Guarantor waives any defense or counterclaims to which Guarantor may be entitled, based upon any of the following, in any proceeding (without prejudice to assert the same in a separate cause of action at a later time):

(a)Any or all of the Liabilities being or hereafter becoming invalid or otherwise unenforceable for any reason whatsoever or being or hereafter becoming released or discharged, in whole or in part, whether pursuant to a proceeding under any bankruptcy or insolvency laws or otherwise; or

(b)Lender failing or delaying to properly perfect or continue the perfection of any security interest or lien on any property which secures any of the Liabilities, or to protect the property covered by such security interest or enforce its rights respecting such property or security interest; or

(c)Lender failing to give notice of any disposition of any property serving as collateral for any Liabilities or failing to dispose of such collateral in a commercially reasonable manner; or

(d)Any other circumstance that might otherwise constitute a defense other than payment in full of the Liabilities.

5.Guaranty of Payment. Guarantor agrees that Guarantor’s liability hereunder is primary, absolute and unconditional without regard to the liability of any other party. This Guaranty shall be construed as an absolute, irrevocable and unconditional guaranty of payment and performance (and not a guaranty of collection), without regard to the validity, regularity or enforceability of any of the Liabilities.

6.Guaranty Effective Regardless of Collateral. This Guaranty is made and shall continue as to any and all Liabilities without regard to any liens or security interests in any collateral, the validity, effectiveness or enforceability of such liens or security interests, or the existence or validity of any other guaranties or rights of Lender against any other obligors. Any and all such collateral, security, guaranties and rights against other obligors, if any, may from time to time without notice to or consent of Guarantor, be granted, sold, released, surrendered, exchanged, settled, compromised, waived, subordinated or modified, with or without consideration, on such terms or conditions as may be acceptable to Lender, without in any manner affecting or impairing the liabilities of Guarantor. Without limiting the generality of the foregoing, it is acknowledged that Guarantor’s liability hereunder shall survive any foreclosure proceeding, any foreclosure sale, any delivery of a deed in lieu of foreclosure, and any release of record of the Security Instrument.

7.Additional Credit. Credit or financial accommodation may be granted or continued from time to time by Lender to Borrower regardless of Borrower’s financial or other condition at the time of any such grant or continuation, without notice to or the consent of Guarantor and without affecting Guarantor’s obligations hereunder. Lender shall have no obligation to disclose or discuss with Guarantor its assessment of the financial condition of Borrower.

8.Rescission of Payments. If at any time payment of any of the Liabilities or any part thereof is rescinded or must otherwise be restored or returned by Lender upon the insolvency, bankruptcy or reorganization of Borrower or under any other circumstances whatsoever, this Guaranty shall, upon such rescission, restoration or return, continue to be effective or shall (if previously terminated) be reinstated, as the case may be, as if such payment had not been made.

9.Additional Waivers. So long as any portion of the Liabilities or Debt remains unpaid or any portion of the Liabilities or Debt (or any security therefor) that has been paid to Lender remains subject to invalidation, reversal or avoidance as a preference, fraudulent transfer or for any other reason whatsoever (whether under bankruptcy or non-bankruptcy law) to being set aside or required to be repaid to Borrower as a debtor in possession or to any trustee in bankruptcy, Guarantor irrevocably waives (a) any rights which it may acquire against Borrower by way of subrogation under this Guaranty or by virtue of any payment made hereunder (whether contractual, under the Bankruptcy Code or similar state or federal statute, under common law, or otherwise), (b) all contractual, common law, statutory or other rights of reimbursement, contribution, exoneration or indemnity (or any similar right) from or against Borrower that may have arisen in connection with this Guaranty, (c) any right to participate in any way in the Loan Documents or in the right, title and interest in any collateral securing the payment of Borrower’s obligations to Lender, and (d) all rights, remedies and claims relating to any of the foregoing. If any amount is paid to Guarantor on account of subrogation rights or otherwise, when an obligation hereunder is due and payable, such amount shall be held in trust for its benefit and shall forthwith be paid to Lender to be applied to the Debt, whether matured or unmatured, in such order as Lender shall determine.

10.Independent Obligations. The obligations of Guarantor are independent of the obligations of Borrower, and a separate action or actions for payment, damages or performance may be brought and prosecuted against Guarantor, whether or not an action is brought against Borrower or the security for Borrower’s obligations, and whether or not Borrower is joined in any such action or actions. Guarantor expressly waives any requirement that Lender institute suit against Borrower or any other persons, or exercise or exhaust its remedies or rights against Borrower or against any other person, other guarantor, or other collateral securing all or any part of the Liabilities, prior to enforcing any rights Lender has under this Guaranty or otherwise. Lender may pursue all or any such remedies at one or more different times without in any way impairing its rights or remedies hereunder. Guarantor hereby further waives the benefit of any statute of limitations affecting its liability hereunder or the enforcement hereof. If there shall be more than one guarantor with respect to any of the Liabilities, then the obligations of each such guarantor shall be joint and several.

11.Subordination of Indebtedness of Borrower to Guarantor. Any indebtedness of Borrower to Guarantor now or hereafter existing is hereby subordinated to the prior payment in full of the Liabilities. Guarantor agrees that following the occurrence and during the continuance of an Event of Default, until the Liabilities and Debt have been paid in full, Guarantor will not seek, accept or retain for Guarantor’s own account, any payment (whether for principal, interest, or otherwise) from Borrower for or on account of such subordinated debt. Following the occurrence and during the continuance of an Event of Default, any payments to Guarantor on account of such subordinated debt shall be collected and received by Guarantor in trust for Lender and shall be paid over to Lender on account of the Liabilities or Debt, as Lender determines in its discretion, without impairing or releasing the obligations of Guarantor hereunder. Guarantor hereby unconditionally and irrevocably agrees that (a) Guarantor will not at any time while the Liabilities remain unpaid, assert against Borrower (or Borrower’s estate in the event that Borrower becomes the subject of any case or proceeding under any federal or state bankruptcy or insolvency laws) any right or claim to indemnification, reimbursement, contribution or payment for or with respect to any and all amounts Guarantor may pay or be obligated to pay Lender, including the Liabilities, and any and all obligations which Guarantor may perform, satisfy or discharge, under or with respect to the Guaranty, and (b) Guarantor subordinates to the Debt all such rights and claims to indemnification, reimbursement, contribution or payment that Guarantor may have now or at any time against Borrower (or Borrower’s estate in the event that Borrower becomes the subject of any case or proceeding under any federal or state bankruptcy or insolvency laws). . Notwithstanding anything to the contrary contained in this Section 11, provided no Event of Default has occurred and is continuing, Guarantor shall not be prohibited from receiving normal distributions made by Borrower to its members made in the ordinary course of Borrower’s business and in accordance with the terms and provisions of the Loan Documents.

12.Claims in Bankruptcy. Guarantor shall file all claims against Borrower in any bankruptcy or other proceeding in which the filing of claims is required by law upon any indebtedness of Borrower to Guarantor and will assign to Lender all right of Guarantor thereunder, to the extent of any Liabilities hereunder. Guarantor hereby irrevocably appoints Lender its attorney-in-fact, which appointment is coupled with an interest, to file any such claim that Guarantor may fail to file, in the name of Guarantor or, in Lender’s discretion, to assign the claim and to cause proof of claim to be filed in the name of Lender’s nominee, to the extent of any Liabilities hereunder. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to Lender the full amount thereof, to the extent of any Liabilities hereunder, and, to the full extent necessary for that purpose, Guarantor hereby assigns to Lender all of Guarantor’s rights to any such payments or distributions to which Guarantor would otherwise be entitled, to the extent of any Liabilities hereunder.

13.Guarantor’s Representations and Warranties. Guarantor represents, warrants and covenants to and with Lender that:

13.1 As of the Effective Date, there is no action or proceeding pending or, to the knowledge of Guarantor, threatened against Guarantor before any court or administrative agency which would reasonably be expected to result in any material adverse change in the business or financial condition of Guarantor or in the property of Guarantor;

13.2 As of the Effective Date, Guarantor has filed all Federal and state income tax returns which Guarantor has been required to file, and has paid all taxes as shown on said returns and on all assessments received by Guarantor to the extent that such taxes have become due;

13.3 As of the Effective Date, neither the execution nor delivery of this Guaranty nor fulfillment of nor compliance with the terms and provisions hereof will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property or assets of Guarantor under any agreement or instrument to which Guarantor is now a party or by which Guarantor may be bound;

13.4 This Guaranty is a valid and legally binding agreement of Guarantor and is enforceable against Guarantor in accordance with its terms;

13.5 Guarantor has either (i) examined the Loan Documents or (ii) has had an opportunity to examine the Loan Documents and has waived the right to examine them; and

13.6 Guarantor has the full power, authority, and legal right to execute and deliver this Guaranty. If Guarantor is not an individual, (i) Guarantor is duly organized, validly existing and in good standing under the laws of the state of its formation, and (ii) the execution, delivery and performance of this Guaranty by Guarantor has been duly and validly authorized and the person(s) signing this Guaranty on Guarantor’s behalf has been validly authorized and directed to sign this Guaranty.

14.Notice of Litigation. Guarantor shall promptly give Lender notice of all litigation or proceedings before any court or Governmental Authority affecting Guarantor or its property, except litigation or proceedings which, if adversely determined, would not have a material adverse effect on the financial condition or operations of Guarantor or its ability to perform any of its obligations hereunder.

15.Access to Records. Guarantor shall give Lender and its representatives access to, and permit Lender and such representatives to examine, copy or make extracts from, any and all books, records and documents in the possession of Guarantor relating to the performance of Guarantor’s obligations hereunder and under any of the Loan Documents, during the continuance of an Event of Default under the Loan Agreement, during normal business hours, upon not less than two (2) Business Days prior written notice. If Guarantor is not an individual, Guarantor shall continuously maintain its existence and shall not dissolve or permit its dissolution.

16.Assignment by Lender. In connection with any sale, assignment or transfer of the Loan in accordance with the terms of the Loan Agreement, Lender may sell, assign or transfer this Guaranty and all or any of its rights, privileges, interests and remedies hereunder to any other person or entity whatsoever without notice to or consent by Guarantor, and in such event the assignee shall be entitled to the benefits of this Guaranty and to exercise all rights, interests and remedies as fully as Lender.

17.Termination. This Guaranty shall terminate only when all of the Liabilities and the Debt have been paid in full, including all interest thereon, late charges and other charges and fees included within the Liabilities and the Debt. When the conditions described above have been fully met, Lender will, upon request, furnish to Guarantor a written cancellation of this Guaranty.

18.Notices. All notices, consents, approvals and requests required or permitted hereunder shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) certified or registered United States mail, postage prepaid, return receipt requested or (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or (c) by telecopier (with answer back acknowledged), addressed as follows (or at such other address and Person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section):

If to Lender:	Wells Fargo Bank, National Association, as Trustee for the Registered Holders of Morgan Stanley Capital I Trust 2018-L1, Commercial Mortgage Pass-Through Certificates, Series 2018-L1

c/o Berkeley Point Capital LLC d/b/a Newmark

Knight Frank

7700 Wisconsin Avenue, Suite 1100

Bethesda, Maryland 20814

Attention:  Asset Management

Facsimile No.: 1-301-576-7612@efaxsend.com

with a copy to:Dilworth Paxson LLP

1500 Market Street, Suite 3500E

Philadelphia, PA 19102

Attention: Ajay Raju, Esq.

Facsimile No.: (215) 575-7200

E-Mail: araju@dilworthlaw.com

If to Guarantor:Rodin Global Property Trust, Inc.

110 East 59th Street

New York, New York 10022

Attention: General Counsel

With a copy to:Winston & Strawn LLP

200 Park Avenue

New York, NY 10166

Attention: William Lang, Esq.

Facsimile No.: (212) 294-4700

Email: wlang@winston.com

A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; or in the case of expedited prepaid delivery, upon the first attempted delivery on a Business Day; or in the case of telecopy, upon sender’s receipt of a machine-generated confirmation of successful transmission after advice by telephone to recipient that a telecopy notice is forthcoming.

19.Waiver of Jury Trial. TO THE FULLEST EXTENT NOW OR HEREAFTER PERMITTED BY APPLICABLE LAW, GUARANTOR HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE  EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS GUARANTY, THE NOTE, THE SECURITY INSTRUMENT OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY GUARANTOR, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH RIGHT TO TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY GUARANTOR.

20.Miscellaneous. This Guaranty shall be a continuing guaranty. This Guaranty shall bind the heirs, successors and assigns of Guarantor (except that Guarantor may not assign his, her, or its liabilities under this Guaranty, other than as permitted by the Loan Agreement, without the prior written consent of Lender, which consent Lender may in its discretion withhold), and shall inure to the benefit of Lender, its successors, transferees and assigns. Each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law. Neither this Guaranty nor any of the terms hereof, including the provisions of this Section, may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing executed by the party against which enforcement of the termination, amendment, supplement, waiver or modification is sought, and the parties hereby: (a) expressly agree that it shall not be reasonable for any of them to rely on any alleged, non-written amendment to this Guaranty; (b) irrevocably waive any and all right to enforce any alleged, non- written amendment to this Guaranty; and (c) expressly agree that it shall be beyond the scope of authority (apparent or otherwise) for any of their respective agents to agree to any non-written modification of this Guaranty. This Guaranty may be executed in several counterparts, each of which counterpart shall be deemed an original instrument and all of which together shall constitute a single Guaranty. The failure of any party hereto to execute this Guaranty, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder. As used in this Guaranty, (i) the terms “include,” “including” and similar terms shall be construed as if followed by the phrase “without being limited to,” (ii) any pronoun used herein shall be deemed to cover all genders, and words importing the singular number shall mean and include the plural number, and vice versa, (iii) all captions to the Sections hereof are used for convenience and reference only and in no way define, limit or describe the scope or intent of, or in any way affect, this Guaranty, (iv) no inference in favor of, or against, Lender or Guarantor shall be drawn from the fact that such party has drafted any portion hereof or any other Loan Document, (v) the term “Borrower” shall mean individually and collectively, jointly and severally, each Borrower (if more than one) and shall include the successors (including any subsequent owner or owners of the Property or any part thereof or any interest therein and Borrower in its capacity as debtor-in-possession after the commencement of any bankruptcy proceeding), assigns, heirs, personal representatives, executors and administrators of Borrower, (vi) the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or,” (vii) the words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Guaranty refer to this Guaranty as a whole and not to any particular provision or section of this Guaranty, and (viii) an Event of Default shall “continue” or be “continuing” until such Event of Default has been waived in writing by Lender. Wherever Lender’s judgment, consent, approval or discretion is required under this Guaranty or Lender shall have an option, election, or right of determination or any other power to decide any matter relating to the terms of this Guaranty, including any right to determine that something is satisfactory or not (“Decision Power”), such Decision Power shall be exercised in the sole and absolute discretion of Lender except as may be otherwise expressly and specifically provided herein. Such Decision Power and each other power granted to Lender upon this Guaranty or any other Loan Document may be exercised by Lender or by any authorized agent of Lender (including any servicer or attorney-in-fact), and Guarantor hereby expressly agrees to recognize the exercise of such Decision Power by such authorized agent. If any provision of this Guaranty is held invalid or unenforceable by final and unappealable judgment of the court having jurisdiction over the matter and persons, such provisions shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision, its application in other circumstances, or the remaining provisions of this Guaranty. Any capitalized terms used in this Guaranty and not otherwise defined herein shall have the meaning set forth in the Loan Agreement.

21.Applicable Law; Jurisdiction and Venue. LENDER HAS OFFICES IN THE STATE OF NEW YORK AND THE PROCEEDS OF THE LOAN DELIVERED PURSUANT HERETO WERE DISBURSED FROM THE STATE OF NEW YORK (“GOVERNING STATE”), WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS GUARANTY, THE NOTE AND THE OTHER LOAN DOCUMENTS AND THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS OTHER THAN SECTIONS 5-1401 AND 51402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT TO THE SECURITY INSTRUMENT SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, GUARANTOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS GUARANTY, THE NOTE AND THE OTHER LOAN DOCUMENTS, AND THIS GUARANTY, THE NOTE AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR GUARANTOR ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE OTHER LOAN DOCUMENTS MAY AT LENDER’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND GUARANTOR WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. GUARANTOR DOES HEREBY DESIGNATE AND APPOINT:

Corporation Service Company

1180 Avenue of the Americas, Suite 210

New York, New York 10036

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO GUARANTOR IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON GUARANTOR IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. GUARANTOR (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

22.OFAC. Guarantor hereby represents, warrants and covenants that Guarantor is not (nor will be) a person with whom Lender is restricted from doing business under regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury of the United States of America (including, those Persons named on OFAC’s Specially Designated and Blocked Persons list) or under any statute, executive order (including, the September 24, 2001 Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action and is not and shall not engage in any dealings or transactions or otherwise be associated with such persons. In addition, Guarantor hereby covenants to provide Lender with any additional information that Lender reasonably deems necessary from time to time in order to ensure compliance with all applicable laws concerning money laundering and similar activities.

23.Financial Covenant. Until all of the Debt and the Liabilities have been paid in full, Guarantor (i) shall maintain (x) a net worth of not less than $21,000,000.00 (excluding any equity in the Property) and (y) Liquid Assets (as defined in the Loan Agreement) of not less than $2,100,000.00 (collectively, the “Financial Covenants”), (ii) so long as any default by Guarantor in the payment of any obligation arising hereunder or pursuant to the Environmental Indemnity has occurred and is continuing, shall not sell, pledge, mortgage or otherwise transfer any of its assets, or any interest therein, on terms materially less favorable than would be obtained in an arms-length transaction, (iii) within ninety (90) days following the end of each calendar year, shall deliver to Lender, with respect to the prior calendar year, unaudited statements of income and expense for such Guarantor, together with a balance sheet as of the end of such prior calendar year for such Guarantor, together with a certificate of the chief financial officer of such Guarantor (A) setting forth in reasonable detail such Guarantor’s net worth and Liquid Assets as of the end of such prior calendar year and based on the foregoing annual financial statements, and (B) certifying that such financial statements are true, correct, accurate and complete and fairly present the financial condition and results of the operations of such Guarantor in a manner consistent with GAAP.

[NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the day and year first above written.

Rodin Global Property Trust, Inc.,

a Maryland corporation

By:/s/ Steven Bisgay____________

Name: Steven Bisgay____________    _

Title: Chief Financial Officer________

EXHIBIT A

LEGAL DESCRIPTION

PARCEL I

Situated in the State of Ohio, County of Franklin, City of Columbus, lying in Quarter Township 2, Township 1, Range 17, United States Military Lands, and being part of Lot 1 of “Easton Square Place”, a subdivision of record in Plat Book 118, Page 93, as conveyed to Morso Holding Co. by deed of record in Official Record 30846G11 and Instrument Numbers 200201110011061 and 200106260144478, (all references are to the records of the Recorder’s Office, Franklin County, Ohio) and being more particularly described as follows:

Beginning, for reference, at a permanent marker set in the southerly right-of-way line of Easton Square Place, at the southerly common corner of those segments dedicated in Plat Book 112, Page 99, and Plat Book 118, Page 93;

Thence North 85° 53’ 15” West, with said southerly right-of-way line, a distance of 324.12 feet to an iron pin set at the northerly common corner of said Lot 1 and that 7.369 acre tract conveyed to 3085 ADS, LLC by deed of record in Instrument Number 201411180154430, the TRUE POINT OF BEGINNING;

Thence South 04° 06’ 45” West, with the line common to said Lot 1 and said 7.369 acre tract, a distance of 737.76 feet to an iron pin set;

Thence South 28° 10’ 46” West, continuing with said common line, a distance of 207.44 feet to a 3/4 inch iron pipe found at the common corner of said Lot 1, said 7.369 acre tract, and that 3.000 acre tract conveyed as Parcel Four to The Church of the Living God International, Inc. by deed of record in Instrument Number 200105010093588;

Thence North 86° 45’ 24” West, with the line common to said Lot 1 and 3.000 acre tract, a distance of 517.65 feet to a 5/8 inch rebar found in the easterly line of that 3.179 acre tract conveyed as Parcel Two to The Church of the Living God International, Inc. by deed of record in Instrument Number 200105010093588;

Thence North 02° 52’ 01” East, with the line common to said Lot 1 and 3.179 acre tract, a distance of 486.30 feet to a 3/4 inch iron pipe found at the common corner of said Lot 1 and 3.179 acre tract;

Thence North 87° 10’ 38” West, with a southerly line of said Lot 1, the northerly lines of said 3.179 acre tract, and that 3.179 acre tract conveyed to Ralph R. and Mary Sue Landers by deed of record in Official Record 8344H09, a distance of 261.63 feet to 3/4 inch iron pipe found;

Thence North 87° 09’ 56” West, with the southerly line of said Lot 1, the northerly lines of said 3.179 acre tract (Landers), that 3.179 acre tract conveyed to Nathaniel C. and Sharon Brannon by deed of record in Instrument Number 200405280122830 and that 3.179 acre tract conveyed to James C. and Delorise Hough by deed of record in Official Record 8719A05, a distance of 324.50 feet to an iron pin set; Thence across said Lot 1, the following courses and distances: North 02° 50’ 04” East, a distance of 294.15 feet to an iron pin set; South 87° 09’ 56” East, a distance of 143.20 feet to an iron pin set; North 02° 50’ 04” East, a distance of 65.00 feet to an iron pin set; South 87° 09’ 56” East, a distance of 120.50 feet to an iron pin set; and

North 20° 23’ 14” East, a distance of 214.60 feet to an iron pin set in the northerly line of said Lot 1, said southerly right-of-way line;

Thence with the northerly line of said Lot 1, said southerly right-of-way line, with the arc of a curve to the left, having a central angle of 38° 09’ 27”, a radius of 510.00 feet, an arc length of 339.65 feet, a chord bearing of South 66° 48’ 31” East and chord distance of 333.41 feet to an iron pin set at a point of tangency;

Thence South 85° 53’ 15” East, continuing with said northerly line, said southerly right-of-way line, a distance of 567.89 feet to the TRUE POINT OF BEGINNING, containing 18.466 acres, more or less, of which 0.104 acre lies in the sidewalk easement of record in Plat Book 118, Page 93.

Iron pins set, where indicated, are iron pipes, thirteen sixteenths (13/16) inch inside diameter, thirty (30) inches long with a plastic plug placed in the top bearing the initials EMHT INC. Permanent Marker set is a one-inch solid iron pin with punched top.

The bearings herein are based on the Ohio State Plane Coordinate System (South Zone) as per NAD83 (1986 adjustment). Control for bearings was from coordinates of monuments F.C.G.S. 7778 & 8858, having a bearing between them of South 03°57’06” West, established by the Franklin County Engineering Department, using Global Positioning System procedures and equipment. Evans, Mechwart, Hableton & Tilton, Inc., Heather L. King, Professional Surveyor No. 8307.

LESS AND EXCEPT the Quit Claim Deed from ADS Place Phase III, LLC, a Delaware limited liability company to 3085 ADS, LLC, a Delaware limited liability company dated March 9, 2016 and recorded on March 14, 2016 at Instrument No. 201603140030061, Recorder’s Office, Franklin County, Ohio THE FOLLOWING DESCRIBED PROPERTY:

Situated in the State of Ohio, County of Franklin, City of Columbus, lying in Quarter Township 2, Township 1, Range 17, United States Military Lands, being part of Lot 1 of “Easton Square Place”, a subdivision of record in Plat Book 118, Page 93, and being part of that 18.466 acre tract conveyed to ADS PLACE PHASE III, LLC by deed of record in Instrument Number 201602040014116, (all references are to the records of the Recorder’s Office, Franklin County, Ohio) and being more particularly described as follows:

Beginning, for reference, at a permanent marker set in the southerly right-of-way line of Easton Square Place, at the southerly common corner of those segments dedicated in Plat Book 112, Page 9, and Plat Book 118, Page 93;

Thence North 85° 53’ 15” West, with said southerly right-of-way line, a distance of 324.12 feet to an iron pin set at the northerly common corner of said 18.466 acre tract and that 7.369 acre tract conveyed to 3085 ADS, LLC by deed of record in Instrument Number 201411180154430;

Thence South 04° 06’ 45” West, with the line common to said 18.466 and 7.369 acre tracts, a distance of 694.04 feet to an iron pin set at the TRUE POINT OF BEGINNING;

Thence South 04° 06’ 45” West, continuing with said common line, a distance of 43.72 feet to an iron pin set;

Thence South 28° 10’ 46” West, continuing with said common line, a distance of 207.44 feet to a 3/4 inch iron pipe found at the northeasterly corner of that 3.000 acre tract conveyed as Parcel Four to The Church of the Living God International, Inc. by deed of record in Instrument Number 200105010093588;

Thence North 86° 45’ 24” West, with the line common to said 18.466 and 3.000 acre tracts, a distance of 32.60 feet to an iron pin set;

Thence North 04° 06’ 45” East, across said 18.466 acre tract, a distance of 233.59 feet to an iron pin set;

Thence South 85° 54’ 01” East, continuing across said 18.466 acre tract, a distance of 117.19 feet to the TRUE POINT OF BEGINNING, containing 0.443 acre, more or less.

Iron pins set, where indicated, are iron pipes, thirteen sixteenths (13/16) inch inside diameter, thirty (30) inches long with a plastic plug placed in the top bearing the initials EMHT INC. Permanent Markers set are one-inch solid iron pins with aluminum cap stamped EMHT INC.

The bearings herein are based on the Ohio State Plane Coordinate System (South Zone) as per NAD83 (1986 adjustment). Control for bearings was from coordinates of monuments F.C.G.S. 7778 & 8858, having a bearing between them of South 03°57’06” West, established by the Franklin County Engineering Department, using Global Positioning System procedures and equipment. Evans, Mechwart, Hableton & Tilton, Inc., Heather L. King, Professional Surveyor No. 8307.

For informational purposes only: 3075 Loyalty Circle, Columbus, OH.

Parcel no.: 010-295705-00

PARCEL II

Situated in the State of Ohio, County of Franklin, City of Columbus, lying in Quarter Township 2, Township 1, Range 17, United States Military Lands, and being part of the remainder of Lot 1 of “Easton Square Place”, a subdivision of record in Plat Book 118, Page 93, as conveyed to Morso Holding Co. by deeds of record in Official Record 30846G11 and Instrument Numbers 200201110011061 and 200106260144478 (all references are to the records of the Recorder’s Office, Franklin County, Ohio) and being more particularly described as follows:

Beginning, for reference, at a 3/4 inch iron pipe found at a southwest corner of said Lot 1, being the northwesterly corner of that 3.683 acre tract conveyed to Gloria E. Parker by deed of record in Instrument Number 199911120283672 and in the easterly line of Lot 13 of that subdivision entitled “Willow Springs Subdivision No. 2”, of record in Plat Book 43, Page 121;

Thence South 87° 09’ 56” East, with a southerly line of said Lot 1, the northerly line of said 3.683 acre tract and that 3.179 acre tract conveyed to James C. Hough and Delorise Hough by deed of record in Official Record 8719A05, a distance of 357.31 feet to an iron pin set at a southwesterly corner of that 18.466 acre tract conveyed to ADS PLACE PHASE III, LLC by deed of record in Instrument Number 201602040014116;

Thence North 02° 50’ 04” East, with the line common to the remainder of said Lot 1 and said 18.466 acre tract, a distance of 294.15 feet to an iron pin set at a northwesterly corner of said 18.466 acre tract, the TRUE POINT OF BEGINNING;

Thence North 02° 50’ 04” East, across said Lot 1, a distance of 65.00 feet to an iron pin set;

Thence South 87° 09’ 56” East, continuing across said Lot 1, a distance of 143.20 feet to an iron pin set at a northwesterly corner of said 18.466 acre tract;

Thence South 02° 50’ 04” West, with the line common to the remainder of said Lot 1 and said 18.466 acre tract, a distance of 65.00 feet to an iron pin set;

Thence North 87° 09’ 56” West, continuing with said common line, a distance of 143.20 feet to the TRUE POINT OF BEGINNING, containing 0.214 acre, more or less.

Iron pins set, where indicated, are iron pipes, thirteen sixteenths (13/16) inch inside diameter, thirty (30) inches long with a plastic plug placed in the top bearing the initials EMHT INC.

The bearings herein are based on the Ohio State Plane Coordinate System (South Zone) as per NAD83 (1986 adjustment). Control for bearings was from coordinates of monuments F.C.G.S. 7778 & 8858, having a bearing between them of South 03°57’06” West, established by the Franklin County Engineering Department, using Global Positioning System procedures and equipment. Evans, Mechwart, Hableton & Tilton, Inc., Heather L. King, Professional Surveyor No. 8307.

For information purposes only: (.214 Acres) at Easton Square Place, Columbus Ohio.

Parcel Number 010-296091-00

Parcel III

Situated in the State of Ohio, County of Franklin, City of Columbus, lying in Quarter Township 2, Township 1, Range 17, United States Military Lands, and being part of Lot 1 of “Easton Square Place”, a subdivision of record in Plat Book 118, Page 93, as conveyed to Morso Holding Co. by deed of record in Official Record 30846G11 and Instrument Numbers 200201110011061 and 200106260144478, (all references are to the records of the Recorder’s Office, Franklin County, Ohio) and being more particularly described as follows:

Beginning for reference at a 3/4 inch iron pipe found at a southwest corner of said Lot 1, being the northwesterly corner of that 3.683 acre tract conveyed to Gloria E. Parker by deed of record in Instrument No. 199911120283672 and in the easterly line of Lot 13 of that subdivision entitled “Willow Springs Subdivision No. 2”, of record in Plat Book 43, Page 121;

Thence South 87° 09’ 56” East, with a southerly line of said Lot 1, the northerly line of said 3.683 acre tract and that 3.179 acre tract conveyed to James C. Hough and Delorise Hough by deed of record in Official Record 8719A05, a distance of 357.31 feet to an iron pin set at a southwesterly corner of that 18.466 acre tract conveyed to ADS Place Phase III, LLC by deed of record in Instrument Number 201602040014116;

Thence North 02° 50’ 04” East, with the easterly line of the remainder of said Lot 1, the westerly line of said 18.466 acre tract and that 0.214 acre tract conveyed to ADS Place Phase III, LLC by deed of record in Instrument Number 201603140030060, a distance 359.15 feet to an iron pin set;

Thence South 87° 09’ 56” East, with the line common line to the remainder of said Lot 1 and said .0214 acre tract, a distance of 122.33 feet to an iron pin set, the TRUE POINT OF BEGINNING;

Thence North 44° 21’ 48” East, across said Lot 1, a distance of 289.47 feet to an iron pin set in the southerly right-of-way line of Easton Square Place, as dedicated in Plat Book 118, page 93;

Thence with said southerly right-of-way line, with the arc of a curve to the left, having a central angle of 02° 05’ 35”, a radius of 510.00 feet, an arc length of 18.63 feet, a chord bearing of South 46° 41’ 00” East and chord distance of 18.63 feet to an iron pin set at a northwesterly corner of said 18.466 acre tract;

Thence South 20° 23’ 14” West, with a westerly line of said 18.466 acre tract, a distance of 214.60 feet to an iron pin set;

Thence North 87° 09’ 56” West, with a northerly line of said 18.466 acre tract and 0.214 acre tracts, (passing at 120.50 feet an iron pin set) a total distance of 141.37 feet to the TRUE POINT OF BEGINNING, containing 0.394 acre, more or less, of which 0.002 acre (98.63 square feet) are within that Sidewalk Easement of record in Plat Book 118, Page 93.

Iron pins set, where indicated, are iron pipes, thirteen sixteenths (13/16) inch inside diameter, thirty (30) inches long with a plastic plug placed in the top bearing the initials EMHT Inc. Permanent marker set is a one-inch solid iron pin with punched top.

The bearings herein are based on the Ohio State Plane Coordinate System (South Zone) as per NAD83 (1986 adjustment). Control for bearings was from coordinates of monuments F.C.G.S. 7778 & 8858, having a bearing between them of South 03° 57’ 06” West, established by the Franklin County Engineering Department, using global positioning system procedures and equipment.

For information purposes only: (.394 Acres) at Easton Square Place, Columbus Ohio. Parcel Number 010-297193-00

Parcel IV:

Cross Access Easement Agreement by and between 3085 ADS, LLC, a Delaware limited liability company and ADS PLACE PHASE III, LLC, a Delaware limited liability company dated March 11, 2016 and recorded on March 14, 2016 at Instrument No. 201603140030062, as amended by the First Amendment to Cross Access easement Agreement and Grant of Temporary Construction Easement by and between 3085 ADS, LLC, a Delaware limited liability company and ADS PLACE PHASE III, LLC, a Delaware limited liability company dated September 29, 2016 and recorded on October 12, 2016 at Instrument No. 201610120139001, Recorder’s Office, Franklin County, Ohio.